UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2007

LONG-E INTERNATIONAL, INC.
(Exact name of registrant specified in charter)

Utah	000-28727	87-0624752
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

C-6F, Huhan Chuangxin Block, Keyuan Road, Hi-Tech Industry Zone, Shenzhen, 518000, Guangdong, China
(Address of principal executive offices) (Zip Code)

(86) 755 3396 5188
(Registrant’s telephone number, including area code)

___________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On May 9, 2007, Long-e International, Inc. (the “Company”) received a letter from Yu and Associates CPA Corporation (“Yu and Associates”), dated May 8, 2007, announcing its resignation as the Company's independent registered public accounting firm effective May 8, 2007. The Company had engaged Yu and Associates to audit its financial statements for the year ended December 31, 2006. Yu and Associates did not audit the Company’s financial statements for the 2005 and 2004 fiscal years.

In providing its resignation, Yu and Associates indicated that it was unable to obtain satisfactory clearance from the Company’s former auditor, Schwartz Levitsky Feldman LLP (“SLF”), in order to complete the audit. Other than the foregoing, Yu and Associates’ resignation did not specify any particular disagreement with the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, nor indicate that any information had come to Yu and Associates’ attention that it concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements previously issued or to be issued covering the 2006 fiscal year. Yu and Associates has reported to members of the Company’s Audit Committee and other members of the Board of Directors as to the reasons why it could not obtain satisfactory clearance from SLF. The decision to accept Yu and Associates’ resignation was approved and ratified by the Company’s board of directors on May 17, 2007.

The Company is currently seeking another independent registered public accounting firm to audit its financial statements for the year ended December 31, 2006.

The Company provided Yu and Associates with a copy of the disclosures to be included in Item 4.01 of this Current Report on Form 8-K and requested that Yu and Associates furnish the Company with a letter addressed to the Commission stating whether or not Yu and Associates agrees with the foregoing statements. A copy of the letter from Yu and Associates to the Commission, dated May 22, 2007, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
16.1	Letter from Yu and Associates CPA Corporation dated May 22, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2007	By: /s/ Bu Shengfu Bu Shengfu President and Chief Executive Officer (Duly Authorized Officer)

Date: May 21, 2007	By: /s/ Liang Zhu Liang Zhu Chief Financial Officer (Duly Authorized Officer)

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from Yu and Associates CPA Corporation dated May 22, 2007